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                               HARRIS CORPORATION

                                       TO

                                 CHEMICAL BANK
                                                   AS TRUSTEE

                               ------------------

                                   INDENTURE

                            DATED AS OF MAY 1, 1996

                               ------------------

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

                               HARRIS CORPORATION

     Cross-Reference Sheet between Trust Indenture Act of 1939 and Indenture:

SECTIONS OF TRUST
  INDENTURE ACT                                        SECTIONS OF INDENTURE
- ----------------------------------------------------   ---------------------
  310(a)............................................   8.09
  310(b)............................................   8.08 and 8.10
  310(c)............................................   Not applicable
  311(a)............................................   8.13
  311(b)............................................   8.13
  311(c)............................................   Not applicable
  312(a)............................................   6.01 and 6.02(a)
  312(b)............................................   6.02(b)
  312(c)............................................   6.02(c)
  313(a)............................................   6.04(a)
  313(b)............................................   6.04(b)
  313(c)............................................   6.04(b)
  313(d)............................................   6.04(c)
  314(a)............................................   5.13 and 6.03
  314(b)............................................   Not applicable
  314(c)............................................   13.06
  314(d)............................................   Not applicable
  314(e)............................................   13.06
  315(a)............................................   8.01
  315(b)............................................   7.07
  315(c)............................................   8.01
  315(d)............................................   8.01
  315(e)............................................   7.08
  316(a)............................................   7.01, 7.06 and 9.04
  316(b)............................................   7.04, 7.06 and 11.02
  317(a)............................................   7.02
  317(b)............................................   5.08
  318(a)............................................   13.07

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NOTE: The above cross-reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                               ------------------

                                                                   PAGE
                                                                   ----
PARTIES...........................................................   1
RECITALS:
     Compliance with legal requirements...........................   1
     Purpose of and consideration for Indenture...................   1

                              ARTICLE ONE
                              DEFINITIONS

SECTION   1.01. Certain terms defined; the other terms defined in
                  Trust Indenture Act of 1939 or by reference
                  therein in Securities Act of 1933 to have
                  meanings therein assigned.......................   1
                Attributable Debt.................................   1
                Board of Directors................................   2
                Board Resolution..................................   2
                Business Day......................................   2
                Company...........................................   2
                Company Order.....................................   2
                Consolidated Net Worth............................   2
                Depositary........................................   3
                Event of Default..................................   3
                Exchange Act......................................   3
                Funded Debt.......................................   3
                Global Security...................................   3
                Holder, Security Holder...........................   3
                Indenture.........................................   3
                Officers' Certificate.............................   3
                Opinion of Counsel................................   4
                Original Issue Discount Security..................   4
                Outstanding.......................................   4
                Person............................................   5
                Principal Property................................   5
                Responsible officer...............................   5
                Restricted Subsidiary.............................   5
                Security or Securities............................   5
                Security Register.................................   5
                Security Registrar................................   5
                Subsidiary........................................   5
                Trust Indenture Act of 1939.......................   6

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NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                   PAGE
                                                                   ----
                Trustee...........................................   6
                Yield to Maturity.................................   6
                Wholly-owned Restricted Subsidiary................   6

                              ARTICLE TWO
                              SECURITIES

SECTION   2.01. Forms generally...................................   6
SECTION   2.02. Form of Trustee's certificate.....................   7
SECTION   2.03. Amounts unlimited; issuable in Series.............   7
SECTION   2.04. Authentication and delivery of Securities.........   8
SECTION   2.05. Execution of Securities...........................  10
SECTION   2.06. Certificate of Authentication.....................  11
SECTION   2.07. Denomination and date of securities; payments of
                  interest........................................  11
SECTION   2.08. Registration, transfer and exchange...............  12
SECTION   2.09. Mutilated, defaced, destroyed, lost and stolen
                  Securities......................................  14
SECTION   2.10. Cancellation of Securities; destruction thereof...  15
SECTION   2.11. Temporary securities..............................  15

                             ARTICLE THREE
              REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION   3.01. Applicability of Article..........................  16
SECTION   3.02. Notice of redemption; partial redemption..........  16
SECTION   3.03. Payment of Securities called for redemption.......  17
SECTION   3.04. Exclusion of certain Securities from eligibility
                  for selection for redemption....................  17
SECTION   3.05. Mandatory and optional sinking funds..............  18

                             ARTICLE FOUR
               SATISFACTION AND DISCHARGE OF INDENTURE;
              DEPOSITED MONEYS AND GOVERNMENT OBLIGATIONS

SECTION   4.01. Satisfaction and discharge of Indenture by
                  defeasance of Securities........................  20
SECTION   4.02. Satisfaction and discharge of Indenture under
                  other conditions................................  21
SECTION   4.03. Survival of certain obligations...................  22
SECTION   4.04. Application of trust moneys.......................  22
SECTION   4.05. Repayment to Company..............................  22
SECTION   4.06. Reinstatement.....................................  23

                                                                     PAGE
                                                                     ----
                             ARTICLE FIVE
                  PARTICULAR COVENANTS OF THE COMPANY

SECTION   5.01. Payment of principal of and interest on
                  Securities........................................  23
SECTION   5.02. Maintenance of offices and agencies for
                  Securities........................................  24
SECTION   5.03. Company not to extend time of payment of claims
                  for interest......................................  24
SECTION   5.04. Due authorization of Securities.....................  24
SECTION   5.05. Company and Restricted Subsidiaries to maintain
                  insurance.........................................  24
SECTION   5.06. Payment of taxes and governmental charges...........  25
                Maintenance of properties...........................  25
SECTION   5.07. Company to appoint successor Trustee and Agents.....  25
SECTION   5.08. Appointment of paying agent other than Trustee......  25
SECTION   5.09. Covenant to maintain corporate existence............  27
SECTION   5.10. Limitation on sales and leasebacks..................  27
SECTION   5.11. Negative pledge.....................................  28
SECTION   5.12. Covenant of further assurances......................  31
SECTION   5.13. Officer's Certificate as to performance of
                  covenants; Notice of certain defaults.............  31

                              ARTICLE SIX
           SECURITY HOLDERS' LIST AND REPORTS BY THE COMPANY
                            AND THE TRUSTEE

SECTION   6.01. Company to furnish Trustee information as to names
                  and addresses of Security Holders.................  31
SECTION   6.02. (a) Trustee to preserve information as to names
                    and addresses of Security Holders...............  32
                    Trustee may destroy list of Security Holders on
                    certain conditions..............................  32
                (b) Trustee to make information as to names and
                    addresses of Security Holders available to
                    "applicants" or to mail communications to
                    Security Holders in certain circumstances.......  32
                    Procedure if Trustee elects not to make
                    information available to applicants.............  32
                (c) Company and Trustee not accountable for
                    disclosure of information.......................  33
SECTION   6.03. (a) Annual and other reports to be filed by
                    Company with Trustee............................  33

                                                                   PAGE
                                                                   ----
                (b) Additional information and reports to be filed
                    with Trustee and Securities and Exchange
                    Commission....................................  33
                (c) Summaries of information and reports to be
                    transmitted by Company to Security Holders....  33
SECTION   6.04. Reports by Trustee................................  34

                             ARTICLE SEVEN
             REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                         UPON EVENT OF DEFAULT

SECTION   7.01. Events of Default defined.........................  34
                Acceleration of maturity upon Event of Default....  35
                Waiver of default and rescission of declaration of
                  maturity........................................  36
                Restoration of former position and rights upon
                  curing default..................................  36
SECTION   7.02. Covenant of Company to pay to Trustee whole amount
                  due on Securities on default in payment of
                  interest or principal (and premium, if any).....  37
                Trustee may recover judgment for whole amount due
                  on Securities on failure of Company to pay......  37
                Trustee may institute appropriate judicial
                  proceedings to protect and enforce rights.......  37
                Filing of proof of claim by Trustee in bankruptcy,
                  reorganization, receivership, or other judicial
                  proceedings.....................................  38
                Rights of action and of asserting claims may be
                  enforced by Trustee without possession of
                  Securities......................................  38
SECTION   7.03. Application of moneys collected by Trustee........  39
SECTION   7.04. Limitation on suits by Holders of Securities......  39
SECTION   7.05. Delay or omission in exercise of rights not waiver
                  of default......................................  40
SECTION   7.06. Rights of Holders of majority in principal amount
                  of Securities to direct Trustee.................  40
                Rights of Holders of majority in principal amount
                  of Securities to waive certain defaults.........  41
SECTION   7.07. Trustee to give notice of defaults known to it,
                  but may withhold in certain circumstances.......  41
SECTION   7.08. Requirement of an undertaking to pay costs in
                  certain suits under Indenture or against
                  Trustee.........................................  42

                                                                   PAGE
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
                             ARTICLE EIGHT
                        CONCERNING THE TRUSTEE

SECTION   8.01. Duties of Trustee prior to and after Event of
                  Default.........................................  42
                Trustee to examine evidence for compliance with
                  Indenture.......................................  42
                Trustee not relieved from liability for negligence
                  or wilful misconduct except as provided in this
                  Section.........................................  42
                (a) Prior to Event of Default and after the curing
                    of all Events of Default which may have
                    occurred......................................  42
                    (i)  Trustee not liable except for performance of
                         duties specifically set forth............  43
                    (ii) In absence of bad faith, Trustee may con-
                         clusively rely on certificates or opinions
                         furnished it hereunder...................  43
                (b) Trustee not liable for error of judgment made
                    in good faith by responsible officer unless
                    Trustee negligent.............................  43
                (c) Trustee not liable for action or non-action in
                    accordance with direction of Holders of
                    majority in principal amount of Securities....  43
SECTION   8.02. Except as otherwise provided in Section 8.01......  43
                (a) Trustee may rely on documents believed genuine
                    and properly signed or presented..............  43
                (b) Sufficient evidence by certain instruments
                    provided for..................................  43
                (c) Trustee may act on Opinion of Counsel.........  44
                (d) Trustee may require indemnity from Security
                    Holders.......................................  44
                (e) Trustee not liable for actions in good faith
                    believed to be authorized.....................  44
                (f) Investigations of facts by Trustee............  44
                (g) Trustee may act through agents................  44
SECTION   8.03. Trustee not liable for recitals in Indenture or in
                  Securities......................................  44
                No representations by Trustee as to validity of
                  Indenture or of Securities......................  44
                Trustee not accountable for use of Securities or
                  proceeds........................................  44
SECTION   8.04. Trustee, paying agent or Security Registrar may
                  own Securities..................................  45
SECTION   8.05. Moneys received by Trustee to be held in trust....  45
SECTION   8.06. Trustee entitled to compensation, reimbursement
                  and indemnity...................................  45

                                                                   PAGE
                                                                   ----
                Obligations to Trustee to be secured by lien prior
                  to Securities...................................  45
SECTION   8.07. Right of Trustee to rely on certificate of
                  officers of Company where no other evidence
                  specifically prescribed.........................  46
SECTION   8.08. Trustee acquiring conflicting interest to
                  eliminate conflict or resign....................  46
SECTION   8.09. Requirements for eligibility of Trustee...........  46
SECTION   8.10. (a) Resignation of Trustee........................  46
                (b) Removal of Trustee by Company or by court on
                    Security Holder's application.................  47
                (c) Removal of Trustee by Holders of majority in
                    principal amount amount of Securities.........  47
                (d) Time when resignation or removal of Trustee
                    effective.....................................  47
                (e) Notice of resignation or removal..............  47
SECTION   8.11. Acceptance by successor to Trustee................  48
                Eligibility and qualification of successor
                  trustee.........................................  48
SECTION   8.12. Successor to Trustee by merger, consolidation or
                  succession to business..........................  48
SECTION   8.13. Preferential collection of claims against the
                  Company.........................................  49

                             ARTICLE NINE
                    CONCERNING THE SECURITY HOLDERS

SECTION   9.01. Evidence of action of Security Holders............  49
SECTION   9.02. Proof of execution of instruments and holding of
                  Securities......................................  49
SECTION   9.03. Who may be deemed owners of Securities............  50
SECTION   9.04. Securities owned by Company or controlled or
                  controlling persons disregarded for certain
                  purposes........................................  50
SECTION   9.05. Action by Security Holders binds future Holders...  50

                              ARTICLE TEN
                      SECURITY HOLDERS' MEETINGS

SECTION 10.01.  Purposes for which meetings may be called.........  51
SECTION 10.02.  Manner of calling meetings........................  51
SECTION 10.03.  Call of meetings by Company or Security Holders...  51
SECTION 10.04.  Who may attend and vote at meetings...............  52
SECTION 10.05.  Regulations may be made by Trustee................  52

                                                                   PAGE
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                Conduct of the meeting............................  52
                Voting rights -- adjournment......................  52
SECTION 10.06.  Manner of voting at meetings and record to be kept............................................  53
SECTION 10.07.  Exercise of rights of Trustee or Security Holders may not be hindered or delayed by call of
                  meeting of Security Holders.....................  53

                            ARTICLE ELEVEN
                        SUPPLEMENTAL INDENTURES

SECTION 11.01.  Purposes for which supplemental indenture may be entered into without consent of Security
                  Holders.........................................  53
SECTION 11.02.  Modification of Indenture with consent of Holders of 66 2/3% in principal amount of Securities....  54
SECTION 11.03.  Effect of supplemental indentures.................  55
SECTION 11.04.  Securities may bear notation of changes...........  56
SECTION 11.05.  Opinion of Counsel................................  56

                            ARTICLE TWELVE
                     CONSOLIDATION, MERGER OR SALE

SECTION 12.01.  Securities to be secured in certain cases on consolidation, merger or sale...................  56
SECTION 12.02.  Securities and Indenture to be assumed by
                  successor on consolidation, merger or sale......  57

                           ARTICLE THIRTEEN
                       MISCELLANEOUS PROVISIONS

SECTION 13.01.  Successors and assigns of Company bound by
                  Indenture.......................................  58
SECTION 13.02.  Acts of board, committee or officers of successor corporation valid...............................  58
SECTION 13.03.  Surrender of powers by Company....................  58
SECTION 13.04.  Required notices or demands may be served by mail............................................  58
SECTION 13.05.  Payments due on Sundays or holidays...............  59
SECTION 13.06.  Officers' Certificate and Opinion of Counsel to be
                  furnished upon applications of demands by
                  Company.........................................  59
                Statements to be included in each certificate or
                  opinion with respect to compliance with
                  condition or covenant...........................  59
SECTION 13.07.  Provisions of Trust Indenture Act of 1939 to
                  control.........................................  60
SECTION 13.08.  Substituted publication or notice.................  60

                                                                   PAGE
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
SECTION 13.09.  Effect of invalidity of provisions................  60
SECTION 13.10.  Indenture to be construed in accordance with New
                  York law........................................  60
SECTION 13.11.  Incorporators, stockholders, officers and
                  directors of Company exempt from individual
                  liability.......................................  60
SECTION 13.12.  Provisions of Indenture for the sole benefit of parties and Holders of Securities...............  60
SECTION 13.13.  Indenture may be executed in counterparts.........  61
ACCEPTANCE OF TRUST BY TRUSTEE....................................  62
TESTIMONIUM.......................................................  62
SIGNATURES AND SEALS..............................................  62
ACKNOWLEDGMENTS...................................................  63

     INDENTURE, dated as of May 1, 1996, between HARRIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), party of the first part, and CHEMICAL BANK, a New York banking corporation (hereinafter sometimes called the "Trustee"), party of the second part.

     WHEREAS, the Company is empowered to issue securities for any of the objects and purposes of the Company; and

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (hereinafter referred to as the "Securities"), up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and

     WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement, have been done and performed, and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     In consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01. The terms defined in this Section 1.01 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference in such Act defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this instrument as originally executed.

Attributable Debt:

     The term "Attributable Debt" when used with respect to any sale and leaseback transaction shall mean, at the time of determination, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). As used in the preceding sentence, "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

Board of Directors:

     The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee thereof.

Board Resolution:

     The term "Board Resolution" shall mean a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

Business Day:

     The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or, with respect to any Securities bearing interest calculated by reference to LIBOR, in the City of London.

Company:

     The term "Company" shall mean Harris Corporation and, subject to the provisions of Article Twelve, in lieu of or in addition to Harris Corporation, as the case may be, its successors and assigns.

Company Order:

     The term "Company Order" shall mean a written statement, request or order of the Company signed in its name by the Chairman of the Board, the President or any Vice President of the Company.

Consolidated Net Worth:

     The term "Consolidated Net Worth" shall mean the stockholders' equity of the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet in the Company's latest annual report to stockholders.

Depositary:

     The term "Depositary" shall mean, with respect to the Securities of any series issuable in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

Event of Default:

     The term "Event of Default" shall mean any event specified in Section 7.01 continued for the period of time, if any, therein designated.

Exchange Act:

     The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Funded Debt:

     The term "Funded Debt" shall mean all indebtedness issued, incurred, assumed or guaranteed by the Company or a Restricted Subsidiary, or for the payment of which it is otherwise primarily or secondarily liable, maturing by its terms more than one year from the date of the creation thereof or renewable or refundable at the option of the obligor to a date more than one year from the date of the original creation thereof.

Global Security:

     The term "Global Security" shall mean a security evidencing all or a part of a series of Securities issued to the Depositary for such series in accordance with Section 2.04 and bearing the legend prescribed in Section 2.04.

Holder, Security Holder:

     The terms "Holder" and "Security Holder" or similar terms shall mean the person in whose name such Security is registered in the Security Register kept by the Company for that purpose in accordance with the terms hereof.

Indenture:

     The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented, as so amended or supplemented.

Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant

Treasurer or the Controller or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in
Section 13.06, if and to the extent required by the provisions thereof.

Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who shall be satisfactory to the Trustee, and who may be an employee of or counsel to the Company. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

Original Issue Discount Security:

     The term "Original Issue Discount Security" shall mean any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 7.01.

Outstanding:

     The term "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company); provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.09, unless proof satisfactory to the Trustee is presented that any such Securities are held by holders in due course;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any affiliate of the Company or such other obligor.

Person:

     The term "person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Property:

     The term "Principal Property" shall mean any manufacturing plant located within the United States of America (other than its territories or possessions) and owned or leased by the Company or any Subsidiary, except any such plant that, in the opinion of the Board of Directors of the Company, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

Responsible officer:

     The term "responsible officer" when used with respect to the Trustee shall mean the president, any vice president, any assistant vice president, any trust officer, or any other officer of the Trust Division of the Trustee with direct responsibility for the administration of this Indenture.

Restricted Subsidiary:

     The term "Restricted Subsidiary" shall mean any Subsidiary that owns or leases a Principal Property.

Security or Securities:

     The term "Security" or "Securities" shall mean any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

Security Register:

     The term "Security Register" shall mean the register kept, or caused to be kept, by the Company with the Security Registrar pursuant to Section 2.08.

Security Registrar:

     The term "Security Registrar" shall mean the office or agency appointed and maintained by the Company pursuant to Section 5.02.

Subsidiary:

     The term "Subsidiary" shall mean any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own at the time (i) more than fifty per cent (50%) of the outstanding capital stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power in the election of members of the board of directors, managers or trustees of said corporation, and (ii) securities having at such time voting power to elect at least a majority of the members of the board of directors, managers or trustees of said corporation.

Trust Indenture Act of 1939:

     The term "Trust Indenture Act of 1939", subject to the provisions of Sections 11.01 and 11.02, shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this instrument as originally executed.

Trustee:

     The term "Trustee" shall mean the Trustee under this Indenture for the time being, whether original or successor.

Yield to Maturity:

     The term "Yield to Maturity" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

Wholly-owned Restricted Subsidiary:

     The term "Wholly-owned Restricted Subsidiary" shall mean a Restricted Subsidiary all of the outstanding capital stock of which, other than directors' qualifying shares, and all of the Funded Debt of which, shall at the time be owned by the Company or by one or more Wholly-owned Restricted Subsidiaries, or by the Company in conjunction with one or more Wholly-owned Restricted Subsidiaries.

                                  ARTICLE TWO

                                   SECURITIES

     SECTION 2.01 The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

     SECTION 2.02 The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                           CHEMICAL BANK
                                           as Trustee

                                           By:___________________________
                                              Authorized Officer

     SECTION 2.03 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series, and each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company. There shall be established in or pursuant to one or more Board Resolutions and set forth in a Board Resolution or, to the extent established pursuant to (rather than set forth in) a Board Resolution, in one or more Officers' Certificates detailing such establishment, and/or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

          (a) the designation of the Securities of the series (which may be part of a series of Securities previously issued);

          (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.11, 3.03 or 11.04);

          (c) any date on which the principal of the Securities of the series is payable;

          (d) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

          (e) the place or places where the principal of, premium, if any, and any interest on Securities of the series shall be payable (if other than as provided in Section 5.02);

          (f) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (g) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (h) if other than denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, the denominations in which Securities of the series shall be issuable;

          (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the maturity thereof;

          (j) whether the Securities of the series will be issuable as Global Securities;

          (k) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

          (l) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security or Global Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (m) any trustees, depositaries, authenticating or paying agents, transfer agents, calculation agent (if any), or registrars or any other agents with respect to the Securities of such series;

          (n) any other events of default or covenants with respect to the Securities of such series; and

          (o) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or any such indenture supplemental hereto.

     SECTION 2.04 The Company may deliver Securities of any series executed by the Company to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Company (contained in the Company Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the

Company or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall receive, and (subject to Section 8.01) shall be fully protected in relying upon:

          (a) a Company Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Company;

          (b) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 by or pursuant to which the forms and terms of such Securities were established;

          (c) an Officers' Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Section 2.01 and 2.03 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

          (d) At the option of the Company, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

              (i) the forms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture;

              (ii) certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture;

             (iii) when the Securities have been executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

              (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Securities, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

     In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceabilty may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

     If the Company shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (a) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled, (b) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (c) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (d) shall bear a legend substantially to the following effect: "This Security may not be transferred except as a whole by the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or a successor of the Depositary or a nominee of such successor."

     Each Depositary designated pursuant to Section 2.03 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     SECTION 2.05 The Securities shall be signed on behalf of the Company by the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president or its secretary or treasurer, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.06 Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Section 2.02 hereof, executed by the Trustee by the manual signature of one of its authorized representatives, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     SECTION 2.07 The Securities of each series shall be issuable in denominations established as contemplated by Section 2.03 or, if not so established, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

     Each Security shall be dated the date of its authentication.

     The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holders of Securities not less than fifteen days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contem-plated by Section 2.03, or, if no such date is so established, the date fifteen calendar days prior to an interest payment date (whether or not a Business Day).

     SECTION 2.08 The Company will keep at each office or agency to be maintained for the purpose as provided in Section 5.02 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Securities of such series. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 5.02, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, maturity date, interest rate and original issue date and other terms in authorized denominations for a like aggregate principal amount.

     At the option of the Holder thereof, Securities of any series (except a Global Security) may be exchanged for a Security or Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 5.02 and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities surrendered upon any exchange or registration of transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Company.

     All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

     The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

     The Company shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of fifteen days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

     Notwithstanding any other provision of this Section 2.08, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global

Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.04, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within ninety days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.03 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 2.03 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (a) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (b) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (a) above.

     Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be cancelled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.08 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     SECTION 2.09 In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security to the Trustee or such agent.

     Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.10 All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of cancelled Securities held by it and deliver a certificate of disposition to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

     SECTION 2.11 Pending the preparation of definitive Securities for any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Securities of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agent to be maintained by the Company for that purpose pursuant to Section 5.02 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.03.

                                 ARTICLE THREE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 3.01 The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

     SECTION 3.02 Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least thirty days and not more than sixty days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the Security Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     On or before the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.08) an amount of money sufficient to redeem on the date fixed for redemption all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least sixty days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

     If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 3.03 If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Section 4.03, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.03 and 2.07 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest thereafter borne from time to time by such Security.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 3.04 Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least forty days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     SECTION 3.05 The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series or this Indenture. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 13.06) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (a) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (b) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Company makes no such request, then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected.

     Securities shall be excluded from eligibility for redemption under this
Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least sixty days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

     The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing), shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.02 (and with the effect provided in Section 3.03) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of and interest on, the Securities of such series at maturity.

     On or before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all principal and interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice or redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Seven and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 7.01 or 7.06 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                  ARTICLE FOUR

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                  DEPOSITED MONEYS AND GOVERNMENT OBLIGATIONS

     SECTION 4.01. The Company shall be deemed to have paid and discharged the entire indebtedness of and on the Securities of any series Outstanding hereunder and the provisions of this Indenture with respect to such series (subject to Section 4.03), if:

          (a) The Company irrevocably deposits in trust with the Trustee, pursuant to an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, money or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged ("Government Obligations"), or a combination of money and Government Obligations, maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of the reinvestment of such interest and after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered in form and substance reasonably satisfactory to the Trustee, to pay the principal of and the interest on the Outstanding Securities of such series on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and such Securities (or, in the event such Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, to pay such principal and interest until the date fixed for redemption, in which case the funds deposited in trust shall also be sufficient to pay any premium due upon redemption);

          (b) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the Trust Indenture Act of 1939;

          (c) No Event of Default with respect to such series shall have occurred and be continuing on the date of such deposit or shall occur on or before the 91st day after the date of such deposit;

          (d) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other instrument to which the Company is a party or by which it or its property is bound;

          (e) The Company shall deliver to the Trustee an Opinion of Counsel stating (i) that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and discharge and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and discharge had not occurred, and (ii) that after the passage of ninety days (or such other period of time as then required by the non-insider preference provisions of any applicable federal bankruptcy laws) following the deposit, and provided that neither the Trustee nor the Holders are "insiders" as defined in Title 11 of the United States Code, the trust funds will not be subject to recovery under Section 547(b) of Title 11 of the United States Code, and
     (iii) that there would not occur any violation of the Investment Company Act of 1940, as amended, on the part of the Company or the Trustee as a result of such deposit and the related exercise of the Company's rights under this Section 4.01;

          (f) The Holders of the Securities of such series shall have a first priority perfected security interest under applicable state law in the money or Government Obligations deposited pursuant to Section 4.01(a) above; and

          (g) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance of the Securities of such series contemplated by this Section 4.01 (other than the priority of the security interest referred to in Section 4.01(f) above) have been complied with.

     In the event all or any portion of the Securities of a series are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

     SECTION 4.02. In addition to rights of the Company under Section 4.01, this Indenture shall cease to be of further effect with respect to the Securities of any series Outstanding hereunder (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09 and
     (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.08) have been delivered to the Trustee for cancellation;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series; and

          (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that the conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with. Notwithstanding the satisfaction and discharge of this Indenture with respect to such series, the obligations of the Company to the Trustee under
     Section 8.06 with respect to such series shall survive.

     SECTION 4.03. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series Outstanding hereunder, the respective obligations of the Company and the Trustee under Sections 2.04, 2.05, 2.08, 2.09, 4.04, 4.05, 4.06, 5.01, 5.02, 7.01(a), 7.01(b), 7.01(d),
7.01(e) (however, as to Section 7.01(d) and 7.01(e) the provisions of such sections shall remain in effect for a period of ninety days commencing from the date of the satisfaction and discharge of this Indenture and the Securities), and 8.01, 8.05, 8.06, 8.10, and 8.11 shall survive until the Securities of such series are no longer Outstanding. Thereafter, the obligations of the Company and the Trustee under Sections 4.04, 4.05, 4.06, 8.05, and 8.06, shall survive with respect to such series.

     SECTION 4.04. Subject to the provisions of Section 5.08, all money or Government Obligations deposited with the Trustee pursuant to Sections 4.01 and
4.02 shall be held in trust and applied by it, in accordance with the provisions of the Securities of the applicable series, this Indenture and, in the case of
Section 4.01, such irrevocable trust agreement, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee. The money or Government Obligations so held in trust under Section 4.01 shall not be part of the trust estate under this Indenture but shall constitute a separate trust fund for the benefit of all Holders of Securities of the particular series entitled thereto.

     SECTION 4.05.  Upon termination of the trust established pursuant to
Section 4.01 or 4.02, the Trustee and the paying agent shall promptly pay to the Company upon request any excess money held by them. The Trustee and the paying agent shall pay to the Company upon request and, if applicable, in accordance with the irrevocable trust established pursuant to Section 4.01 any money or Government Obligations held by them for the payment of principal of, premium, if any, or interest on any particular series of Securities that remains unclaimed for two years; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the Borough of Manhattan, the City and State of New York, or mail to the Holder of any such Security, or both, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than thirty days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Security Holders entitled to such payment of principal, premium, if any, and interest must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

     SECTION 4.06. If the Trustee or any paying agent is unable to apply any money or Government Obligations in accordance with Section 4.04 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or by reason of Government Obligations not paying principal and interest in such amounts and at such times as are sufficient to pay the principal of, premium, if any, and interest on the Securities of the particular series in accordance with the terms of this Indenture, the Company's obligations under this Indenture with respect to such series and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Sections
4.01 and 4.02 until such time as the Trustee or any paying agent is permitted to apply all such money or Government Obligations in accordance with Section 4.04; provided, however, that if the Company has made any payment of interest (and premium, if any) on, or principal of, such series of Securities because of the reinstatement of its obligations hereunder, the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the money or Government Obligations held by the Trustee or such paying agent for such purpose.

                                  ARTICLE FIVE

                      PARTICULAR COVENANTS OF THE COMPANY

     The Company covenants and agrees as follows:

     SECTION 5.01. For the benefit of each series of Securities, the Company will duly and punctually pay, or cause to be paid, the principal of, premium, if any, and interest on each and every Security of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the respective times and places and in the manner mentioned in such Securities and in this Indenture. The interest upon Global Securities shall be paid by wire transfer of immediately available funds to the Depositary for such Global Securities. The interest on Securities in definitive registered form, other than interest payable at maturity (or on the date of redemption if the Security is redeemed by the Company prior to maturity), will be paid by check mailed to the address of the person entitled thereto as shown on the Security Register. Payments of principal and interest at maturity or upon redemption will be made in immediately available funds against presentation and surrender of the Security. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of Securities in definitive registered form having the same interest payment dates shall be entitled to receive payments of interest by wire transfer of immediately available funds upon written request to the Trustee or the paying agent as provided in the form of Security. When and as paid, all Securities shall be cancelled by the Trustee in the manner provided in Section 2.10.

     SECTION 5.02. In the event Securities are issued in definitive registered form, at all times until the payment of the principal of such Securities, the Company will maintain an office or agency in the Borough of Manhattan, the City and State of New York, where such Securities may be presented for transfer and exchange as in this Indenture provided, and where such Securities may be presented for payment, and where notices or demands in respect of such Securities or of this Indenture may be served. In case the Company shall at any time not maintain such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation and demand may be made and notice may be served, in respect of the Securities or of this Indenture, at the Corporate Trust Office of the Trustee.

     In addition to such office or agency, the Company may from time to time designate one or more other offices or agencies where the Securities may be presented for any or all of the purposes specified above in this Section and may constitute and appoint one or more paying agents for the payment of such Securities in one or more other cities, and may from time to time rescind such designations and appointments, as the Company may deem desirable or expedient; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain such office and agency in the said Borough of Manhattan, when and for the purposes above mentioned.

     Subject to the provisions of Section 8.01, the Trustee shall not be liable or responsible for the application of any funds transmitted to or held by any paying agent (other than itself) for the purpose of paying Securities; and in the event that funds so transmitted to or held by any such paying agent for such purpose shall not be applied to such purpose, the Company covenants and agrees to furnish the Trustee or a paying agent with funds to be applied to the payment of Securities equal to such funds not so applied by such other paying agent.

     SECTION 5.03. The Company will not, directly or indirectly, extend or assent to the extension of the time for the payment of any claim for interest on any of the Securities, and will not, directly or indirectly, be a party to or approve of any such arrangement in any manner; provided, however, that this
Section 5.03 shall not apply in any case where an extension shall be pursuant to a plan proposed by the Company to the Holders of all the Securities of a series then Outstanding.

     SECTION 5.04. The Company covenants and warrants that it is duly authorized under the laws of the State of Delaware, and under all other applicable provisions of law, to create and issue the Securities evidencing its indebtedness and to execute this Indenture, that all corporate action on its part for the creation and issue of the Securities and the execution of this Indenture has been duly and effectively taken, and that the Securities, when issued, will be valid and binding obligations of the Company and entitled to the benefits of this Indenture.

     SECTION 5.05. So long as any of the Securities shall be outstanding, the Company will insure and keep insured, and will cause each Restricted Subsidiary to insure and keep insured, with reputable insurance companies, so much of their respective properties, to such an extent and against such risks (including fire), as companies engaged in similar businesses customarily insure properties of a similar character; or, in lieu thereof, in the case of itself or of any one or more of its Restricted Subsidiaries, the Company will maintain or cause to be maintained a system or systems of self-insurance which will accord with the approved practices of companies owning or operating properties of a similar character and maintaining such systems, and, in such cases of self-insurance, will cause to be maintained an insurance reserve or reserves in adequate amounts.

     SECTION 5.06. So long as any of the Securities shall be outstanding, the Company will, and will cause each Restricted Subsidiary to,

          (a) promptly pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its income or profits or upon any of its property, real or personal, or upon any part thereof, as well as all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property; provided, however, that neither the Company nor any Restricted Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Restricted Subsidiary, as the case may be, shall have set aside on its books reserves deemed by it adequate with respect thereto; and provided further that the Company shall not be obligated hereunder to pay or cause to be paid any such taxes, assessments or charges, if, in the opinion of the Board of Directors, payment of the same shall be no longer advantageous to the Company or such Restricted Subsidiary in the conduct of its business; and

          (b) maintain and keep its properties and every part thereof in good repair, working order and condition, and make or cause to be made all such needful and proper repairs, renewals and replacements thereto, as in the judgment of the Company are necessary in the interests of the Company; provided, however, that nothing in this subdivision (b) shall prevent the Company or any Restricted Subsidiary, from time to time, from selling, abandoning or otherwise disposing of any of their respective properties or discontinuing a part of their respective business if such sale, abandonment, disposition or discontinuance is, in the judgment of the Company, advisable.

     SECTION 5.07. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder and, whenever necessary to avoid or fill a vacancy in the position of any paying, calculation, transfer or other agent with respect to any series of Securities, will appoint a successor agent.

     SECTION 5.08. (a) If the Company shall appoint a paying agent other than the Trustee with respect to any series of Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.08,

          (i) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on such Securities (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the Holders of such Securities or of the Trustee, as the case may be,

          (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of, premium, if any, or interest on such Securities when the same shall be due and payable; and

          (iii) that at any time during the continuance of such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Securities of any series, set aside, segregate and hold in trust for the benefit of the Holders entitled thereto, a sum sufficient to pay such principal, premium, if any, or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided and will promptly notify the Trustee of any failure (by it or any other obligor on such Securities) to take such action.

     (c) Whenever the Company shall have one or more paying agents, it will, prior to each due date of the principal of, premium, if any, or interest on any series of Securities, deposit with a paying agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     (d) Anything in this Section 5.08 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture, or for any other purpose, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this Section 5.08, such sums to be held by the Trustee upon the trusts herein contained, and upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such sums.

     (e) Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company upon its written request, or if then held by the Company, shall be discharged from such trust; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the Borough of Manhattan, the City and State of New York, or mail to the registered Holder of any such Security, or both, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Security Holders entitled to such payment must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and thereupon all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall cease.

     (f) Anything in this Section 5.08 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.08 is subject to the provisions of Article Four.

     SECTION 5.09. So long as any of the Securities shall be outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided that nothing in this Section 5.09 shall prevent (a) any consolidation or merger of the Company, or any sale or transfer of all or substantially all of its property and assets, permitted by Article Twelve, or (b) the liquidation or dissolution of the Company after a sale or transfer of all or substantially all of its property and assets permitted by Article Twelve hereof; and provided further that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of business of the Company and that the loss thereof is not disadvantageous to the Security Holders in any material respect.

     SECTION 5.10. So long as any of the Securities shall be outstanding, the Company will not, and will not permit any Restricted Subsidiary to, sell or transfer (other than to the Company or a Wholly-owned Restricted Subsidiary) any Principal Property, whether owned at the date of this Indenture or hereafter acquired, which has been in full operation for more than 120 days prior to such sale or transfer, with the intention of entering into a lease of such Principal Property (except for a lease for a term, including any renewal thereof, of not more than three years), if after giving effect thereto the Attributable Debt in respect of all such sale and leaseback transactions involving Principal Properties shall be in excess of five percent (5%) of Consolidated Net Worth.

     Notwithstanding the foregoing, the Company or any Restricted Subsidiary may sell any Principal Property and lease it back if the net proceeds of such sale are at least equal to the fair value of such property as determined by the Board of Directors of the Company and within 120 days of such sale (a) the Company redeems (if permitted by the terms of outstanding Securities), at the principal amount thereof (or, in the case of an Original Issue Discount Security, such portion of the principal as may be specified in the terms thereof) together with accrued interest to the date fixed for redemption, such outstanding Securities in an aggregate principal amount equal to such net proceeds, or (b) the Company or a Restricted Subsidiary repays other Funded Debt in an aggregate principal amount equal to such net proceeds, or (c) the Company delivers to the Trustee, for cancellation, outstanding Securities uncancelled and in transferable form, in an aggregate principal amount equal to such net proceeds, or (d) the Company applies such net proceeds to the purchase of properties, facilities or equipment to be used for general operating purposes.

     SECTION 5.11. Except as in this Section 5.11 expressly permitted, so long as any of the Securities shall be outstanding, the Company will not at any time directly or indirectly create, incur, assume or suffer to exist, and will not suffer or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, except in favor of the Company or another Restricted Subsidiary, any mortgage, pledge or other lien or encumbrance of or upon any Principal Property or any shares of capital stock or indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or hereafter acquired, or of or upon any income or profits therefrom, if after giving effect thereto (but not to any mortgages, pledges, liens or encumbrances described in clauses (a) through (j) below) the aggregate principal amount of indebtedness secured by mortgages, pledges, liens or other encumbrances upon the property of the Company and its Restricted Subsidiaries shall be in excess of five percent (5%) of Consolidated Net Worth, without making effective provision (and the Company covenants that in any such case it will make or cause to be made effective provision) whereby all Securities then outstanding will be secured by such mortgage, pledge, lien or encumbrance equally and ratably with (or prior to) any and all obligations, indebtedness or claims secured by such mortgage, pledge, lien or encumbrance, so long as any such other obligations, indebtedness or claims shall be so secured.

     Nothing in this Section 5.11 shall be construed to prevent the Company or any Restricted Subsidiary, without so securing the Securities, from creating, assuming or suffering to exist the following mortgages, pledges, liens or encumbrances:

          (a) The following mortgages and liens in connection with the acquisition of property hereafter acquired:

             (i) (A) any purchase money mortgage or other purchase money lien on any Principal Property hereafter acquired, including conditional sales and other title retention agreements; or (B) any mortgage or other lien on property hereafter acquired, constructed or improved created as security for moneys borrowed (at the time of or within 120 days after the purchase, construction or improvement of such property) to provide funds for the purchase, construction or improvement of such property, or
        (C) any mortgage or other lien on any property hereafter acquired which exists at the time of the acquisition thereof and which was not created in connection with or in contemplation of such acquisition; provided in each case that (x) such mortgage or other lien is limited to such acquired property (and accretions thereto) or, in the case of construction or improvements, any theretofore unimproved real property, and (y) the aggregate amount of the obligations, indebtedness or claims secured by such mortgage or other lien does not exceed the cost to the Company or such Restricted Subsidiary of such acquired property or the value thereof at the time of acquisition, as determined by the Board of Directors, whichever be the lower;

             (ii) any mortgage or other lien created in connection with the refunding, renewal or extension of any obligations, indebtedness or claims secured by a mortgage or lien mentioned in the foregoing clause
        (i) which is limited to the same property; provided that the aggregate amount of the obligations, indebtedness or claims secured by such refunding, renewal or extended mortgage or other lien does not exceed the aggregate amount thereof secured by the mortgage or other lien so refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension; or

             (iii) any mortgage or other lien to which property hereafter acquired shall be subject at the time of acquisition, if the payment of the indebtedness secured thereby or interest thereon will not become, by assumption or otherwise, a personal obligation of the Company or a Restricted Subsidiary;

          (b) mechanics', materialmen's, carriers' or other like liens, and pledges or deposits made in the ordinary course of business to obtain the release of any such liens or the release of property in the possession of a common carrier; good faith deposits in connection with tenders, leases of real estate or bids or contracts (other than contracts for the borrowing of money); pledges or deposits to secure public or statutory obligations; deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and deposits to secure the payment of taxes, assessments, customs duties or other similar charges;

          (c) any lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege or license, or to enable the Company or a Restricted Subsidiary to maintain self-insurance or to participate in any arrangements established by law to cover any insurance risks or in connection with workers' compensation, unemployment insurance, old age pensions, social security or similar matters;

          (d) the liens of taxes or assessments not at the time due, or the liens of taxes or assessments already due but the validity of which is being contested in good faith and against which adequate reserves have been established;

          (e) judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

          (f) easements or similar encumbrances, the existence of which does not impair the use of the property subject thereto for the purposes for which it is held or was acquired;

          (g) leases and landlords' liens on fixtures and movable property located on premises leased in the ordinary course of business, so long as the rent secured thereby is not in default;

          (h) liens, pledges or deposits made in connection with contracts with or made at the request of any government or any department or agency thereof or made with any prime contractor or subcontractor of any tier in connection with the furnishing of services or property to any government or any department or agency thereof (hereinafter referred to as "Government Contracts") insofar as such liens, pledges or deposits relate to property manufactured, installed, constructed, acquired or to be supplied by, or property furnished to, the Company or a Restricted Subsidiary pursuant to, or to enable the performance of, such Government Contracts, or property the manufacture, installation, construction or acquisition of which any government or any department or agency thereof finances or guarantees the financing of, pursuant to, or to enable the performance of, such Government Contracts; or deposits or liens, made pursuant to such Government Contracts, of or upon moneys advanced or paid pursuant to, or in accordance with the provisions of, such Government Contracts, or of or upon any materials or supplies acquired for the purpose of the performance of such Government Contracts; or the assignment or pledge to any person, firm or corporation, to the extent permitted by law, of the right, title and interest of the Company or a Restricted Subsidiary in and to any Government Contract, or in and to any payments due or to become due thereunder, to secure indebtedness incurred and owing to such person, firm or corporation for funds or other property supplied, constructed or installed for or in connection with the performance by the Company or such Restricted Subsidiary of its obligations under such Government Contract;

          (i) any mortgage or other lien securing indebtedness of a corporation which is a successor to the Company to the extent permitted by Article Twelve hereof, or securing indebtedness of a Restricted Subsidiary outstanding at the time it became a Subsidiary (provided that such mortgage or other lien was not created in connection with or in contemplation of the acquisition of such Restricted Subsidiary), and any mortgage or other lien created in connection with the refunding, renewal or extension of such indebtedness which is limited to the same property, provided that the amount of the indebtedness secured by such refunding, renewal or extended mortgage or other lien does not exceed the amount of indebtedness secured by the mortgage or other lien to be refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension; and

          (j) any mortgage or other lien in favor of the United States of America or any State thereof, or political subdivision of the United States of America or any State thereof, or any department, agency or instrumentality of the United States of America or any State thereof or any such political subdivision, to secure indebtedness incurred for the purpose of financing the acquisition, construction or improvement of all or any part of the property subject to such mortgage or other lien, and any mortgage or other lien created in connection with the refunding, renewal or extension of such indebtedness which is limited to the same property, provided that the amount of the indebtedness secured by such refunding, renewal or extended mortgage or other lien does not exceed the amount of indebtedness secured by the mortgage or other lien to be refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension.

     SECTION 5.12. The Company covenants and agrees that it will hereafter, from time to time, whenever reasonably requested by the Trustee, make, do, execute, acknowledge and deliver, or cause to be made, done, executed, acknowledged and delivered, any and all such further acts and other instruments as may be reasonably necessary or proper for the purpose of facilitating the execution of this trust or to secure the rights and remedies conferred upon the Trustee and the Holders of the Securities by this Indenture or by any indenture supplemental hereto. The Company further covenants and agrees that it will duly and punctually keep, observe, perform and fulfill each and every term, covenant and condition on its part to be kept, observed, performed and fulfilled, contained in this Indenture and in any and every indenture supplemental hereto which may be executed and delivered by the Company to the Trustee as provided or permitted by this Indenture.

     SECTION 5.13. The Company will, on or before the first day of October in each year commencing with the year 1997, file with the Trustee an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the officers signing such certificate with a view to determining whether the Company has kept, observed, performed and fulfilled all the covenants, agreements and obligations on its part contained in this Indenture and that to the best of the knowledge of such officers the Company is not in default in the performance, observance or fulfillment of any of the terms, provisions and conditions hereof, and that no default exists or, if the Company shall be so in default or if any default exists, specifying all such defaults, and the nature thereof, of which such officers may have knowledge. The Company will deliver to the Trustee within five days after the occurrence thereof written notice of any event that, with the giving of notice and the lapse of time, would become an Event of Default under subsection (f) of Section 7.01.

                                  ARTICLE SIX

               SECURITY HOLDERS' LIST AND REPORTS BY THE COMPANY
                                AND THE TRUSTEE

     SECTION 6.01. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee semiannually and not more than ten days after each record date (as defined pursuant to Section 2.03) for the payment of interest on each series of Securities, and at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, or any of its paying agents other than the Trustee, as to the names and addresses of the Holders of each series of the Securities obtained since the date as of which the next previous list, if any, was furnished; provided, however, that no such list need be furnished if the Trustee shall be the Security Registrar. Any such list may be dated as of a date not more than ten days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date.

     SECTION 6.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 6.01, and (ii) received by it in the capacity of paying agent for such series (if so acting) hereunder.

     The Trustee may (i) destroy any list furnished to it as provided in Section
6.01 upon receipt of a new list so furnished, and (ii) destroy any information received by it as paying agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than forty-five days after an interest payment date of the Securities, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any.

     (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
     Section 6.02, and as to the approximate cost of mailing to such Security Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Security Holder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 6.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Security Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this
Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 6.03. (a) The Company covenants and agrees to file with the Trustee within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit to the Holders of Securities within thirty days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 6.04 with respect to reports pursuant to subsection (a) of said Section 6.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     SECTION 6.04. (a) On or before July 15, 1997, and on or before July 15 in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Security Holders a brief report, dated as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act of 1939.

     (b) The Trustee shall comply with Section 313(b) and Section 313(c) of the Trust Indenture Act of 1939.

     (c) A copy of each such report shall, at the time of such transmission to Security Holders, be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                 ARTICLE SEVEN

                  REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                             UPON EVENT OF DEFAULT

     SECTION 7.01. "Event of Default" with respect to Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the due and punctual payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

          (b) default in the due and punctual payment of the principal of and premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration as authorized by this Indenture, or otherwise; or

          (c) failure on the part of the Company to duly observe or perform any other of the covenants or agreements on the part of the Company contained in the Securities of such series or in this Indenture for a period of ninety days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of all series affected thereby; or

          (d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization of the Company under Federal bankruptcy law or any other applicable Federal or State law, and such decree or order shall have continued undischarged or unstayed for a period of ninety days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of ninety days; or

          (e) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under Federal bankruptcy law or any other applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

          (f) if an event of default as defined in any mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company (other than the Securities of such series), whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled within ten days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of not less than twenty-five percent (25%) of the then Outstanding Securities of all series (treated as one class); or

          (g) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

     If an Event of Default described in clauses (a), (b), (c) or (g) (if the Event of Default under clause (c) or (g), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Securities of such affected series then Outstanding hereunder (voting as a single class) by notice in writing to the Company (and to the Trustee if given by Security Holders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all Securities of all such affected series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (c) or
(g) (if the Event of Default under clause (c) or (g), as the case may be, is with respect to all series of Securities then Outstanding), (d), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent (25%) in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Security Holders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) and accrued interest, if any, on the Securities of any series (or all of the Securities, as the case may be) shall have been so declared due and payable, but before such Securities shall have become due by their terms and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all of the Securities, as the case may be) then Outstanding and the principal of any and all Securities of such series (or of all of the Securities, as the case may be) then Outstanding which shall have become due otherwise than by acceleration with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in the Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and all amounts payable to the Trustee under
Section 8.06, and any and all defaults under the Indenture, other than the nonpayment of principal on the Securities of such series (or of all of the Securities, as the case may be) then Outstanding which shall not have become due by their terms, shall have been remedied or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     SECTION 7.02. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of all or any part of the principal of and premium, if any, on any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or upon declaration as authorized by this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series then Outstanding, the whole amount that then shall have become due and payable on all such Securities of such series for principal, premium, if any, or interest as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and all amounts payable to the Trustee under Section 8.06. Until such demand is made by the Trustee, the Company may pay the principal and premium, if any, of and interest on the Securities of such series to the Holders of the Securities of such series whether or not the Securities of such series be overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided and to the extent permitted by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Security Holders of any series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Holders of the Securities of any series, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities of any series allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other judicial proceedings relative to the Company or any other obligor on the Securities of any series or their creditors, or affecting their property. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities of any series by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities of any series, with authority to make and file in the respective names of the Holders of the Securities of any series or on behalf of the Holders of the Securities of any series as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Holders of the Securities of any series themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders of the Securities of any series, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the Holders of the Securities of any series against the Company or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to, or accept or adopt on behalf of any Security Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Security Holder of any series in any such proceeding. Any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Security Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Security Holders of any series, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 8.06.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken, subject to the provisions of this Indenture. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities of any series affected thereby, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

     SECTION 7.03. Any moneys collected by the Trustee pursuant to Section 7.02 in respect of any series shall be applied in the order following, at the date or dates fixed by the Trustee, upon presentation of the several Securities, and stamping (or otherwise noting) thereon the payment, if any, partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection applicable to such series, and of all amounts payable to the Trustee under Section 8.06;

          SECOND: In case the principal of the Outstanding Securities of such series shall not have become due and be unpaid, to the payment of defaulted interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful and if such interest has been collected by the Trustee) upon the overdue installments of interest at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Securities of such series shall have become due, by declaration as authorized by this Indenture or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and interest, with interest on the overdue principal, and (so far as may be lawful and if such interest has been collected by the Trustee) upon overdue installments of interest at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series; then to the payment of such principal and interest, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest;

          FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns.

     SECTION 7.04. Except as otherwise expressly provided in this Section 7.04, no Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture or otherwise to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, for the appointment of a receiver or trustee, for the execution of any trust or power hereof, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee either to proceed to exercise the power hereinbefore granted or to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee within a reasonable time (which in no event shall be less than sixty days) after its receipt of such notice, request and offer of indemnity, shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee during such reasonable time by the Holders of a majority in principal amount of such Outstanding Securities; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided, and that all proceedings in law or in equity shall be instituted, had and maintained in the manner herein provided for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section 7.04, each and every Security Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Nothing herein contained shall, however, affect or impair the right, which is absolute and unconditional, of any Security Holder to receive, and to institute suit to enforce the payment of, the principal of and premium, if any, and interest on the Holder's Securities at and after the respective due dates (including maturity by call for redemption, declaration pursuant to this Indenture which has not been rescinded pursuant to Section 7.01 or otherwise) of such principal or premium, if any, or interest, or the obligation of the Company, which is also absolute and unconditional, to pay the principal of and premium, if any, and interest on each of the Securities to the respective Holders thereof at the times and places in the Securities expressed.

     SECTION 7.05. No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Security Holders may be exercised from time to time, and as often as shall be deemed expedient by the Trustee or by the Security Holders.

     SECTION 7.06. Subject to the provisions of Sections 8.01 and 8.02, the Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and the Trustee shall have the right, subject to the provisions of Section 8.01, to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not be lawfully taken, or if the Trustee in good faith shall, by a responsible officer or officers of the Trustee, determine that the proceeding so directed would be illegal or involve it in personal liability or be unjustly prejudicial to the Security Holders not joined in any such direction, and provided further that nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Security Holders.

     Prior to a declaration that the Securities of any series are due and payable as provided in Section 7.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may, on behalf of the Holders of all of such Securities, waive any past Event of Default described in clause (c) or (g) of Section 7.01 which relates to less than all series of Securities then Outstanding (or if the Event of Default arises under clause (c) or (g) of Section 7.01 and relates to all series of Securities then Outstanding or arises under clauses (d), (e) or (f) of Section 7.01, the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of such Securities shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 7.07. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give to the Holders of the Securities of such series, in the manner and to the extent provided in subsection (c) of Section 6.04 with respect to reports pursuant to subsection
(a) of said Section 6.04, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 7.07 being hereby defined to be the events specified in clauses (a), (b), (c), (d),
(e), (f) and (g) of Section 7.01, not including any periods of grace provided for therein); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest, if any, on any of the Securities of such series, or in the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Security Holders of such series.

     SECTION 7.08. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section 7.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Security Holder, or group of Security Holders, of any series holding in the aggregate more than ten percent (10%) in principal amount of the Securities of such series Outstanding; or, in the case of any suit relating to or arising under clause (c) or (g) of Section
7.01 (if the suit relates to Securities of more than one but less than all series), ten percent (10%) in aggregate principal amount of Securities then Outstanding and affected thereby; or, in the case of any suit relating to or arising under clause (c) or (g) (if the suit under clause (c) or (g) relates to all the Securities then Outstanding), or clause (d), (e) or (f) of Section 7.01, ten percent (10%) in aggregate principal amount of all Securities then Outstanding; or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                 ARTICLE EIGHT

                             CONCERNING THE TRUSTEE

     SECTION 8.01. The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of any series has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing of all such Events of Default with respect to such series which may have occurred:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

          (b) the Trustee shall not be personally liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding (determined as provided in Section 9.04) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 8.02.  Except as otherwise provided in Section 8.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board or the President or any Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer or the Controller (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation thereto at the request, order or direction of any of the Security Holders, pursuant to the provisions of this Indenture, unless such Security Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured) to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

          (e) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     SECTION 8.03. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent other than the Trustee.

     SECTION 8.04. The Trustee or any paying agent or calculation agent or any Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent, calculation agent, or Security Registrar.

     SECTION 8.05. Subject to the provisions of Article Four, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board or President or any Vice President or Treasurer or an Assistant Treasurer.

     SECTION 8.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon any property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(d) or Section 7.01(e), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

     The Company's obligations under this Section 8.06 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Four of this Indenture and/or the termination of this Indenture.

     SECTION 8.07. Except as otherwise provided in Section 8.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 8.08. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act of 1939, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act of 1939 and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee for another series of Securities under this Indenture. Nothing herein shall prevent the Trustee from filing with the Securities and Exchange Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act of 1939.

     SECTION 8.09. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least twenty-five million dollars, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

     SECTION 8.10. (a) The Trustee, or any successor hereafter appointed, may at any time resign with respect to one or more series of Securities and be discharged from the trust hereby created by giving written notice thereof to the Company and by mailing notice of such resignation to the Holders of then Outstanding Securities of such series affected at their addresses as they appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within thirty days after the publication of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Security Holder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 7.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur --

              (i) the Trustee shall fail to comply with the provisions of
        Section 8.08 with respect to any series of Securities after written request therefor by the Company or by any Security Holder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months, or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Security Holder, or

             (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 7.08, any Security Holder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee and appoint a successor trustee with respect to Securities of such series by written instrument or instruments, in duplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee with respect to any series and appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor trustee with respect to such series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee with respect to such series and the address of its principal corporate trust office.

     SECTION 8.11. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series herein. The predecessor trustee shall, nevertheless, at the written request of the successor trustee, pay over to the successor trustee all moneys at the time held by it hereunder, subject nevertheless to its lien, if any, provided for in Section 8.06; and the Company and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts as if they were created under separate indentures.

     No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 8.08 and eligible under the provisions of Section 8.09.

     SECTION 8.12. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of
Section 8.08 and eligible under the provisions of Section 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor trustee had itself authenticated such Securities.

     SECTION 8.13. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939 excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

                                  ARTICLE NINE

                        CONCERNING THE SECURITY HOLDERS

     SECTION 9.01. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of Outstanding Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Security Holders in person or by attorney or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Security Holders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Security Holders.

     SECTION 9.02. Subject to the provisions of Section 8.01, proof of the execution of any instrument by a Security Holder or his attorney or proxy and proof of the holding by any person of any of the Securities shall be sufficient for any purpose of this Indenture if made in the following manner:

          (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public, or other officer of any jurisdiction of or within the United States of America authorized to take acknowledgments of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, or the authority of the person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

          (b) The ownership of Securities shall be proved by the register of such Securities or by a certificate of any duly appointed registrar thereof.

     The Trustee shall not be bound to recognize any person as a Security Holder unless and until his title to the Securities held by him is proved in the manner in this Article Nine provided.

     The record of any Security Holders' meeting shall be proved in the manner provided in Section 10.06.

     The Trustee may require such additional proof of any matter referred to in this Section 9.02 as it shall deem necessary.

     SECTION 9.03. The Company, the Trustee, and any paying agent and any Security Registrar may deem and treat the person in whose name any Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Company or any Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary. All such payments so made to any such registered Holder for the time being or upon his order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 9.04. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 9.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the written advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 8.01 and 8.02, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination unless Trustee has actual knowledge to the contrary.

     SECTION 9.05. Any demand, request, waiver, consent or vote of the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the specified percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities so specified.

                                  ARTICLE TEN

                           SECURITY HOLDERS' MEETINGS

     SECTION 10.01. A meeting of the Holders of the Securities or any series thereof may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default as to the Securities or any series thereof hereunder and its consequences, or to take any other action authorized to be taken by Security Holders pursuant to any of the provisions of Article Seven;

          (b) to remove the Trustee as to the Securities or any series thereof and appoint a successor trustee pursuant to the provisions of Article Eight;

          (c) to consent to the execution of an indenture or indentures as to the Securities or any series thereof supplemental hereto pursuant to the provisions of Section 11.02; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities or any or all series thereof under any other provision of this Indenture, or authorized or permitted by law.

     SECTION 10.02. The Trustee may at any time call a meeting of the Holders of the Securities or any series thereof to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, City and State of New York, or in the City of Melbourne, State of Florida, as the Trustee shall determine. Notice of every meeting of Security Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Company, first class postage prepaid, to the Holders of all Securities or all Securities of the applicable series, as the case may be, at their last addresses as they shall appear upon the Security Register.

     Any meeting of the Holders of the Securities or any series thereof shall be valid without notice if the Holders of all Securities or all Securities of the applicable series, as the case may be, then Outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all such Securities or all Securities of the applicable series, as the case may be, Outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     SECTION 10.03. In case at any time the Company, pursuant to resolution of its Board of Directors, or the Holders of at least twenty percent (20%) in aggregate principal amount of the Securities or any series thereof then Outstanding, shall have requested the Trustee to call a meeting of the Holders of the Securities or any series thereof, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee of the Securities or the applicable series shall not have mailed the notice of such meeting within twenty days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and the place in the City of Melbourne, State of Florida, or in the Borough of Manhattan, City and State of New York, for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

     SECTION 10.04. To be entitled to vote at any meeting of Security Holders a person shall (a) be a Holder of one or more Securities and, if the meeting is of the Holders of one or more series of Securities, of the applicable series; or
(b) be a person appointed by an instrument in writing as proxy for the Holder or Holders of such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Security Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Security Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 9.02 and the appointment of any proxy shall be proved in the manner specified in said Section 9.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank or trust company satisfactory to the Trustee.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Security Holders as provided in Section 10.03, in which case the Company or the Security Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

     Subject to the provisions of Section 9.04, at any meeting each Holder of Securities or Securities of the applicable series, as the case may be, or proxy shall be entitled to one vote for each $1,000 principal amount of Securities entitled to vote at the meeting, provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Security Holders. Any meeting of Security Holders duly called pursuant to the provisions of Section 10.02 or
10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. The vote upon any resolution submitted to any meeting of Security Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Security Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was published as provided in Section 10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Security Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Securities or any series thereof under any of the provisions of this Indenture or of the Securities.

                                 ARTICLE ELEVEN

                            SUPPLEMENTAL INDENTURES

     SECTION 11.01. The Company, when authorized by a Board Resolution, and the Trustee, subject to the conditions and restrictions in this Indenture contained, may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

          (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumptions by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

          (c) to add to the covenants and agreements of the Company contained in this Indenture, for the benefit of the Holders of the Securities, or to surrender any right or power herein reserved to or conferred upon the Company;

          (d) to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained in this Indenture or in any supplemental indenture, provided that no such action shall adversely affect the interests of the Holders of the Securities;

          (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03;

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 8.11; and

          (g) to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture, provided that such other provisions shall not adversely affect the interest of the Holders of the Securities.

     The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture, to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

     SECTION 11.02. With the consent (evidenced as provided in Section 9.01) of the Holders (or persons entitled to vote, or to give consents respecting the same) of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Holders of the Securities of each such series and of the Company; provided, however, that no such supplemental indenture shall
(a) extend the fixed maturity of any Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 7.01 or the amount thereof provable in bankruptcy pursuant to Section 7.02, or impair or affect the right of any Security Holder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Security Holder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Security so affected.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Security Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

     It shall not be necessary for the consent of the Security Holders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     The Company may in its discretion establish a record date with respect to any action to be taken pursuant to this Section.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.02, the Company shall mail written notice, setting forth in general terms the substance of such supplemental indenture, by first-class mail, postage prepaid, to the Holders of the then Outstanding Securities of each series affected thereby as their names and addresses appear in the Security Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 11.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven or of Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 11.04. Securities authenticated and delivered after the execution of any supplemental indenture affecting such Securities pursuant to the provisions of this Article Eleven, or after any action taken at a Security Holders' meeting pursuant to Article Ten, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting; and, in such case, suitable notation may be made upon Outstanding Securities of each series affected thereby after proper presentation and demand. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture, or to any action taken at any such meeting, may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities affected by a supplemental indenture then Outstanding, upon demand of, and without cost to, the Holders thereof, upon surrender of such Securities.

     SECTION 11.05. The Trustee, subject to the provisions of Section 8.01, may receive an Officers' Certificate and Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eleven is authorized or permitted by the terms of this Indenture and that it is not inconsistent therewith.

                                 ARTICLE TWELVE

                         CONSOLIDATION, MERGER OR SALE

     SECTION 12.01. The Company covenants and agrees that it will not consolidate or merge with or into any other person, or sell or transfer all or substantially all of its property and assets to any other person, (a) unless the person formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Company, shall assume the due and punctual performance and observance of all of the covenants and conditions to be performed or observed by the Company hereunder, (b) unless the Company, such person or such successor person, as the case may be, shall not, immediately after such consolidation, merger, sale or transfer, be in default in the performance of any such covenant or condition, or (c) if, upon such consolidation, merger, sale or transfer becoming effective any of the property or assets of the Company would become or be subject to any mortgage or other lien (an "additional lien"), other than liens existing thereon prior thereto and liens permitted under the first paragraph and clauses (a) through (h) and (j) of the second paragraph of Section
5.11 hereof, unless (x) prior to such consolidation, merger, sale or transfer all of the Securities at the time Outstanding shall be directly secured (equally and ratably with any other indebtedness of the Company then entitled thereto) by a mortgage or other lien ranking prior to such additional lien, in form satisfactory to the Trustee, on all of the property and assets of the Company, and accretions thereto, which would upon such consolidation, merger, sale or transfer become subject to such additional lien, such mortgage or other lien securing the Securities to be effective for so long as such property and assets shall remain subject to such additional lien, or (y) the Company makes effective provision whereby all Securities Outstanding immediately after such consolidation, merger, sale or transfer will be directly secured by a mortgage or other lien in form satisfactory to the Trustee equally and ratably with (or prior to) any and all obligations, indebtedness and claims secured by such additional lien, upon such property and assets of the Company (or the person resulting from or surviving such consolidation or merger, if not the Company, or the person to which such sale or transfer shall have been made, as the case may
be) as are subject to such additional lien, such mortgage or other lien securing the Securities to be effective for so long as such property and assets shall remain subject to such additional lien.

     Subject to the provisions of Section 8.01, the Trustee may receive an Opinion of Counsel as conclusive evidence that the instrument or instruments evidencing any mortgage and pledge referred to above comply with the foregoing conditions and provisions of this Section 12.01.

     SECTION 12.02. Subject to the provisions of Section 12.01, nothing in this Indenture shall prevent any consolidation or merger of the Company with or into any other person, or any sale, or transfer of all or substantially all of the property and assets of the Company to any other person lawfully entitled to acquire the same; provided, however, and the Company covenants and agrees, that any such consolidation, merger, sale, or transfer shall be upon the condition that the due and punctual payment of the principal, premium, if any, and interest of all the Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of the Indenture to be kept or performed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be assumed by the person formed by or resulting from any such consolidation or merger (provided that no such supplemental indenture shall be required if the Company is the surviving person upon the consolidation or merger), or which shall have received the transfer of all or substantially all of the property and assets of the Company, just as fully and effectually as if such successor person had been the original party of the first part hereto. Every such successor person upon executing an indenture supplemental hereto, as provided in this Section 12.02, in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as party of the first part hereto; and any order, certificate, statement, request, instructions, advice or resolutions of the Board of Directors or officers of the Company provided for in this Indenture may be made by like officials of such successor person.

     In case of any such consolidation, merger, sale, or transfer such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be isssued as may be appropriate.

     In the event of any such sale or transfer (other than a transfer by way of lease), the Company or any successor person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities.

     Subject to the provisions of Section 8.01, the Trustee may receive an Opinion of Counsel as conclusive evidence that any such indenture supplemental hereto complies with the foregoing conditions and provisions of this Section 12.02.

     This Section 12.02 shall be applicable to successive consolidations or mergers to which the Company (including any successor) is a party and to successive sales or transfers by the Company (including any successor).

                                ARTICLE THIRTEEN
                            MISCELLANEOUS PROVISIONS

     SECTION 13.01. All the covenants, stipulations, promises and agreements contained in this Indenture by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 13.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

     SECTION 13.03. Subject to Section 5.09, the Company by instrument in writing executed by authority of a majority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

     SECTION 13.04. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company may be given or served by being deposited postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee) as follows: Harris Corporation, 1025 W. NASA Boulevard, Melbourne, Florida 32919, Attention:
Secretary. Any notice, election, request or demand by any Security Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office of the Trustee, which presently is located at 450 West 33rd Street, New York, New York 10001.

     Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security Register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by

Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 13.05. In any case where the date of maturity of interest or principal of the Securities of any series or the date of redemption of any Security of any series shall not be a Business Day, then payment of interest or principal or premium, if any, may be made on the next succeeding Business Day or as otherwise provided in the Securities of any series with the same force and effect as if such payment had been made or such Security surrendered on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

     SECTION 13.06. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 5.13) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, in so far as it relates to accounting matters, upon a certificate or opinion of or representations by an independent accountant or firm of independent accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     SECTION 13.07. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939 that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     SECTION 13.08. In case, by reason of the temporary or permanent suspension of publication of any newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice required hereby in a newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Such publication or other notice shall, so far as may be, approximate the terms and conditions of the publication in lieu of which it is given.

     SECTION 13.09. In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 13.10. This Indenture shall be construed in accordance with and governed by the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

     SECTION 13.11. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 13.12. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 13.13. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Chemical Bank, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, HARRIS CORPORATION, the party of the first part, has caused this Indenture to be signed in its corporate name and acknowledged by its Senior Vice President -- Chief Financial Officer, and its corporate seal to be affixed hereunto or impressed hereon, duly attested by its Assistant Secretary; and CHEMICAL BANK, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its authorized representatives, and its corporate seal to be affixed hereunto or impressed hereon, duly attested, as of the day and year first above written.

                                           HARRIS CORPORATION

[SEAL]

                                           By: /s/ B. R. ROUB
                                               ------------------------------
                                               Senior Vice President -- Chief
                                               Financial Officer

Attest:

          /s/ KAREN G. FINK
          -----------------------------
          Assistant Secretary

                                           CHEMICAL BANK

[SEAL]

                                           By: /s/ MICHAEL SMITH
                                               -------------------------------
                                               Vice President

Attest:

          /s/ FRANCINE SPRINGER
          -----------------------------
          Trust Officer

STATE OF FLORIDA  )
                  )  ss:
COUNTY OF BREVARD )

     On the 1st day of May, 1996, before me personally came Bryan R. Roub, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President -- Chief Financial Officer of HARRIS CORPORATION, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that one of the seals affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                  /s/ MARGARET E. VICKERY
                                            -----------------------------------
                                                       Notary Public
                                                    Margaret E. Vickery
                                             Notary Public -- State of Florida
                                             My Commission Expires January 25,
                                                           1997
                                                     Comm. # CC254048


[SEAL]



STATE OF NEW YORK  )
                   )  ss:
COUNTY OF NEW YORK )

     On the 1st day of May, 1996, before me personally came Michael Smith, to me known, who, being by me duly sworn, did depose and say that he is Vice President of CHEMICAL BANK, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that one of the seals affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                      /s/ EMILY FAYAN
                                            ----------------------------------
                                                       Notary Public
                                                        Emily Fayan
                                             Notary Public, State of New York
                                                      No. 24-4737006
                                                 Qualified in Kings County
                                           Certificate Filed in New York County
                                           Commission Expires December 31, 1997
[SEAL]